SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549
                      __________________

                           FORM 8-K
                      __________________

                        CURRENT REPORT

            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):  March 28,
                             2006
                      __________________

                   IGENE BIOTECHNOLOGY, INC.
    (Exact Name of registrant as specified in its charter)

                   _________________________

      Maryland              01-15888             52-1230461
  (State or other       (Commission File        (IRS Employer
  jurisdiction of           Number)          Identification No.)
   incorporation)

     9110 Red Branch Road
         Columbia, MD                       21045-2024
(Address of Principal Executive             (Zip Code)
           Offices)

Registrant's telephone number, including area code:
                        (410) 997-2599

 Former Name or Former Address, if Changed Since Last Report:
                        Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

       SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Pursuant to the terms of an Indenture dated as of March 31, 1998, as amended (the "Indenture") between the Registrant and American Stock Transfer & Trust Company, as Trustee (the "Trustee"), the Company issued and sold $5,000,000 of its 8% notes (the "Securities"). Concurrently with the issuance of the Securities, the Company issued, pursuant to a Warrant Agreement by and between Registrant and American Stock
Transfer & Trust Company, as warrant agent (the "Warrant Agent") dated as of March 31, 1998, as amended (the "Warrant Agreement"), 50,000,000 warrants to purchase shares of the Registrants common stock for $.10 per share. The warrant purchase price under the Warrant Agreement was reduced to $.075 per share, and the maturity date of the Securities extended to March 31, 2006, by an amendment to the Indenture and Warrant Agreement dated March 18, 2003 and approved by the requisite number of holders of the Securities.

On March 28, 2006, the Registrant, Trustee and Warrant Agent entered into a Second Amendment to Indenture, Securities, Warrant Agreement and Warrant Certificates (the "Second Amendment") that extended the maturity date of the Securities to March 31, 2009, and reduced the warrant purchase price under the Warrant Agreement from $.075 to $.056 per share.

The Second Amendment was approved by more than two-thirds in principal amount of the holders of Securities effective March
28, 2006, in accordance with Section 6.07 and Section 9.02 of the Indenture. Section 6.07 provides that:

          The  right of any Holder of a Security  to
          receive  payment of the principal  of  and
          interest on the Security, on or after  the
          respective  due  dates  expressed  in  the
          Security,  or  to  bring  suit   for   the
          enforcement  of  any such  payment  on  or
          after   the  respective  dates,   is   not
          absolute  and may be impaired or  affected
          without the consent of the Holder  if  the
          Holders   of   at   least  two-thirds   in
          principal amount of Securities so approve such action.

The Registrant sent written notice to each of the Holders of the amendments made to the Securities by the Second Amendment.

          SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The disclosures provided in Item 1.01 above are incorporated into this Item 3.03 by reference.



                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IGENE Biotechnology, Inc.
                                (Registrant)


Date: March 30, 2006      By:   /s/ STEPHEN F. HIU
                                _____________________________
                                    STEPHEN F. HIU

                         EXHIBIT INDEX



Exhibit 4 - Second Amendment to Indenture, Securities, Warrant
            Agreement and Warrant Certificates.